EXHIBIT 10.41





                   CONSENT, ASSUMPTION AND GUARANTY AGREEMENT


         THIS CONSENT, ASSUMPTION AND GUARANTY AGREEMENT (this "Agreement") is entered into as of this 31st day of December, 1997, by and among (i) INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS"), (ii) IHS ACQUISITION NO. 108, INC., IHS ACQUISITION NO. 112, INC., IHS ACQUISITION NO. 113, INC., IHS ACQUISITION NO. 135, INC., IHS ACQUISITION NO. 148, INC., IHS ACQUISITION NO. 152, INC., IHS ACQUISITION NO. 153, INC., IHS ACQUISITION NO. 154, INC., IHS ACQUISITION NO. 155, INC. AND IHS ACQUISITION NO. 175, INC., each a Delaware corporation (collectively, the "Acquisition Subsidiaries"), (iii) HEALTHSOUTH CORPORATION, a Delaware corporation ("HealthSouth"), (iv) HORIZON HEALTHCARE
CORPORATION, a Delaware corporation ("Horizon"), (v) HEALTH AND RETIREMENT PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, "HRP"), and (vi) INDEMNITY COLLECTION CORPORATION, a Delaware corporation ("ICC").

                              W I T N E S S E T H:

         WHEREAS, pursuant to certain documents and agreements listed on Exhibit A to this Agreement (such documents and agreements, as amended from time to time, and, together with any other documents or agreements executed in connection therewith or incidental thereto, collectively, the "Transaction Documents"), Horizon incurred certain obligations to and made certain undertakings and covenants for the benefit of HRP; and

         WHEREAS, HealthSouth has guaranteed the obligations of Horizon to HRP under the Transaction Documents; and

         WHEREAS, IHS and the Acquisition Subsidiaries wish to acquire the interests of Horizon under the Transaction Documents; and

         WHEREAS, the Transaction Documents require that Horizon, HealthSouth, IHS and the Acquisition Subsidiaries obtain HRP's prior approval of such acquisition; and

         WHEREAS, HRP is willing to grant such approval on the condition that Horizon, HealthSouth, IHS and the Acquisition Subsidiaries enter into this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration,


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the mutual receipt and legal sufficiency of which are hereby  acknowledged,  the parties hereto hereby agree as follows:

         1. Definitions. (a) Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Transaction Documents.

         (b) "Assumed Obligations" shall mean, with respect to each of IHS and each of the Acquisition Subsidiaries, all obligations and liabilities arising under the Transaction Documents relating to the property or properties set forth opposite its name on Exhibit B to this Agreement.

         (c) "Guaranteed Obligations" shall mean, with respect to IHS, the payment and performance of each and every obligation of the Acquisition
Subsidiaries to HRP, and, with respect to the Acquisition Subsidiaries, the payment and performance of each and every obligation of IHS and each other Acquisition Subsidiary to HRP under the Transactions Documents, whether now existing or hereafter arising, and including, without limitation, payment of the principal of, and all interest and other charges due on, all notes to HRP and the payment of the full amount of the rent and other charges payable under all leases with HRP if and to the extent such obligations are not Assumed Obligations.

         (d) "Licensure Date" shall mean, with respect to any Facility located in Massachusetts, the date IHS or any Acquisition Subsidiary shall obtain from the Department of Health of The Commonwealth of Massachusetts an unconditional license to operate the Facilities located in Massachusetts and any applicable notice and/or appeal periods have lapsed.

         (e) "Licensing Deadline" shall mean the date one hundred eighty (180) days after the date of this Agreement.

         2. Assumption of Assumed Obligations. Each of IHS and the Acquiring Subsidiaries hereby assumes its respective Assumed Obligations. In any case where more than one party shall be assuming any of the Assumed Obligations, such Assumed Obligations shall be the joint and several obligation of each such party.

         3. Representations and Covenants of IHS and Acquisition Subsidiaries. IHS and the Acquisition Subsidiaries, jointly and severally, represent, warrant, covenant and agree that:

         (a) IHS and the Acquisition Subsidiaries shall duly and punctually perform all of their covenants and agreements relative to their respective Assumed Obligations set forth in the Transaction Documents.



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                                       -3-

         (b) Each of the IHS and the Acquisition Subsidiaries has duly and validly executed and delivered this Agreement; this Agreement constitutes the legal, valid and binding obligation of IHS and the Acquisition Subsidiaries, enforceable against IHS and the Acquisition Subsidiaries in accordance with its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all requisite action of IHS and the Acquisition Subsidiaries and such execution, delivery and performance by IHS and the Acquisition Subsidiaries will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of IHS or any of the Acquisition Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which IHS and/or any of the Acquisition Subsidiaries may be a party or by which any of their property or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgement or decree of any court or any order or other public regulation of any governmental commission, bureau or administrative agency applicable to IHS and/or any of the Acquisition Subsidiaries.

         (c) Each of IHS and the Acquisition Subsidiaries agrees, as principal obligor and not as Guarantor only, to pay to HRP forthwith, upon demand, in immediately available Federal funds, all costs and expenses (including, without limitation, court costs and reasonable legal expenses) incurred or expended by HRP in connection with the enforcement of this Agreement, together with interest on amounts recoverable under this Agreement from the time such amounts become due until payment at the Default Rate. Each of IHS and the Acquisition Subsidiaries shall, upon demand, pay to HRP all costs and expenses (including, without limitation, reasonable legal expenses) incurred by HRP in connection with the preparation and negotiation of this Agreement. Each of IHS's and the Acquisition Subsidiaries' covenants and agreements set forth in this section shall survive the termination of this Agreement.

         (d) IHS and the Acquisition Subsidiaries shall promptly give notice to HRP of any event which might reasonably result in a material adverse change in the financial condition of any of them.

         (e) IHS shall promptly provide to HRP, with respect to IHS, each of the financial reports, certificates and other documents required of any person under the Transaction Documents.

         (f) IHS and the Acquisition Subsidiaries shall do or cause to be done all things necessary to preserve and keep in full force and effect each of their respective corporate existences


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                                       -4-

and shall not suffer or permit any change in control of, or transfer of interests in, IHS or the Acquisition Subsidiaries without the prior written consent of HRP, which consent may be given or withheld by HRP in HRP's sole discretion, for any reason or for no reason at all; provided, however, that (x) change of control of IHS shall not be deemed to occur by reason of the election of directors of IHS unless more than a majority of the directors of IHS are changed in a period of twelve (12) consecutive months; (y) a transfer of interests in IHS shall not be deemed to occur by reason of public trading in IHS's securities unless fifty percent (50%) or more of the direct or indirect ownership interests of IHS come under control of one or more Affiliated Persons or Entities or Persons or Entities acting in concert; and (z) no consent shall be required with respect to IHS if the successor or surviving Person has a tangible net worth, determined in accordance with GAAP, equal to or greater than One Billion Dollars ($1,000,000,000).

         (g) There shall be no material adverse change in the financial condition of IHS or any of the Acquisition Subsidiaries unless and until all of the Guaranteed Obligations have been satisfied in full.

         4.  Guarantee.  Each of IHS and the  Acquisition  Subsidiaries  hereby, jointly and severally, unconditionally guarantees that the Guaranteed Obligations which are monetary obligations shall be paid in full when due and payable, whether upon demand, at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment pursuant to any Transaction Document, or otherwise, and that the Guaranteed Obligations which are performance obligations shall be fully performed at the times and in the manner such performance is required by the Transaction Documents. With respect to the Guaranteed Obligations which are monetary obligations, this guarantee is a guarantee of payment and not of collectibility and is absolute and in no way conditional or contingent. In case any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, IHS and the Acquisition Subsidiaries shall, within five (5) days after receipt of notice from HRP, pay or cause to be paid to HRP the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Transaction Documents) or perform or cause to be performed such obligations in accordance with the Transaction Documents.

         5. Set-Off. Regardless of the adequacy of any collateral or other means of obtaining payment of the Guaranteed Obligations, HRP may, upon the occurrence and during the continuance of any monetary Event of Default by IHS of its guaranty obligations pursuant to this Agreement or any monetary


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                                       -5-

event of default of IHS pursuant to that certain guaranty of obligations of Community Care of America, Inc. and its Affiliated Persons to HRP, with or without notice to IHS and/or the Acquisition Subsidiaries, set off the whole or any portion or portions of any or all sums held by HRP and/or credited by or due from HRP to IHS or any of its Affiliated Persons against amounts payable under this Agreement and/or the Transaction Documents.

         6. Unenforceability of Guaranteed Obligations, Etc. If any of IHS or the Acquisition Subsidiaries is for any reason under no legal obligation to discharge any of the Guaranteed Obligations, or if any other moneys included in the Guaranteed Obligations have become unrecoverable from any obligor by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or of any Transaction Document or any limitation on the liability of any obligor thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees contained in this Agreement shall nevertheless remain in full force and effect and shall be binding upon IHS and the Acquisition Subsidiaries to the same extent as if such party at all times had been the principal joint and several debtors on all such Guaranteed Obligations.

         7. Additional Guarantees, Etc. The undertakings of IHS and the Acquisition Subsidiaries pursuant to this Agreement shall be in addition to any other guarantee or other security for the Guaranteed Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof. In the event of any conflict between the provisions of this Agreement and the provisions of any Transaction Document, the provisions of this Agreement shall control.

         8. Consents and Waivers, Etc. Each of IHS and the Acquisition Subsidiaries hereby acknowledges receipt of correct and complete copies of each of the Transaction Documents, and consent to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance therewith, and waive, in their respective capacities as guarantors but not as primary obligors, (a) presentment, demand for payment, and protest of nonpayment, of any principal of or interest on any of the Guaranteed
Obligations, (b) notice of acceptance of this Agreement and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or Event of Default under any of the Guaranteed Obligations or the Transaction Documents, (d) notice of the terms, time and place of any private or public sale of collateral held as security for the Guaranteed Obligations,


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                                       -6-

(e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against any obligor or any other guarantor of the Guaranteed Obligations, under or pursuant to the Transaction Documents, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) to the extent IHS and the Acquisition Subsidiaries lawfully may do so, any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to this Agreement, or any of the Transaction Documents or the Guaranteed Obligations.

         9. No Impairment, Etc. The obligations, covenants, agreements and duties of IHS and the Acquisition Subsidiaries under this Agreement shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to any of IHS and the Acquisition Subsidiaries, or any waiver by HRP or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by any obligor or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Transaction Documents or any indulgence in or the extension of the time for payment by any obligor or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Transaction Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by any obligor or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof, or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of any obligor or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other disposition of all or substantially all the assets of any obligor or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting any obligor or any other guarantor or any assets of any obligor or any such other guarantor, or the release or discharge of any obligor or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law, or any other cause, whether similar or dissimilar to the foregoing.

         10. Reimbursement, Subrogation, Etc. Each of IHS and the Acquisition Subsidiaries hereby covenant and agree that it will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against any


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                                       -7-

other person with respect to the Guaranteed Obligations prior to the payment in full of all amounts owing under the Transaction Documents, and, until all indebtedness to HRP shall have been paid in full, none of IHS or the Acquisition Subsidiaries shall have any right of subrogation, and waives any defense it may have based upon any election of remedies by HRP which destroys its subrogation rights or its rights to proceed against any other person for reimbursement, including, without limitation, any loss of rights it may suffer by reason of any rights, powers or remedies of any other person in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to HRP. Until all obligations pursuant to the Transaction Documents shall have been paid and satisfied in full, each of IHS and the Acquisition Subsidiaries further waive any right to enforce any remedy which any of them now has or may in the future have against the others, or any other guarantor, and hereby waive any benefit of, or any right to participate in, any security whatsoever now or in the future held by HRP.

         11. Defaults. IHS and the Acquisition Subsidiaries acknowledge and agree that any default under this Agreement shall be an Event of Default under the Transaction Documents and that any Event of Default under any Transaction Document shall constitute and Event of Default under this Agreement and under every other Transaction Document. All collateral given to HRP to secure any obligation under any Transaction Document shall serve as collateral for all obligations under all Transaction Documents; provided, however, that, if IHS or any Acquisition Subsidiary shall satisfy its obligations under any Transaction Document, including the purchase of any of the leased properties pursuant to the terms of the Transaction Documents or the prepayment of mortgage indebtedness with respect to any of the mortgaged properties pursuant to the terms of any Transaction Document, the applicable Transaction Documents shall terminate as to such properties in accordance with their respective terms, any collateral provided in connection therewith shall be released in accordance with the terms of the applicable Transaction Document.

         12. Security Deposits. HRP represents that, as of the date hereof, it holds no cash security for any obligations under the Transaction Documents.

         13. Consent. In reliance on the undertakings set forth in this Agreement, and provided that IHS, IHS Acquisition No. 175, Inc., and Connecticut Subacute Corporation II shall enter into an agreement in the form attached hereto as Exhibit C, HRP hereby consents to the acquisition of the interests of Horizon under the Transaction Documents by IHS and the Acquisition Subsidiaries as set forth in Exhibit B. If and to the extent HRP's consent, as mortgagee, may be required for the transfer to IHS or its


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                                       -8-

Affiliated Persons of Horizon's interests with respect to certain facilities known as Ridge Crest Care Center, Warren, Ohio and/or San Jacinto Nursing Home, Deer Park, Texas, HRP hereby grants such consent.

         14. Subleases and Management Agreements. Notwithstanding anything to the contrary set forth in the Transaction Documents, IHS may, upon prior written notice to HRP, enter into subleases and/or submanagement agreements with the Acquisition Subsidiaries. Until the Licensure Date, IHS may enter into a management agreement with Horizon with respect to the Facilities located in Massachusetts.

         15. Release of HealthSouth and Horizon. HRP hereby releases HealthSouth and Horizon from all obligations arising under the Transaction Documents, which accrue on or after the date hereof; provided, however, that, with respect to any Transaction Documents which relate to Facilities located in Massachusetts, such release shall not be effective until the Licensure Date has occurred with respect to the subject Facility.

         16. Assignment of Claims. As an inducement to HRP to grant its consent hereunder, HealthSouth, Horizon and IHS hereby assign to ICC all their right, title and interest in, to and under any indemnities and/or undertakings made by New MediCo Holding Co., Inc. and/or any of its Affiliated Persons for the benefit of Greenery Rehabilitation Group, Inc. and certain others, now known to exist or as may hereafter become known or arise in the future, which indemnities are currently a subject of dispute among the parties thereto (the "Assigned Claims"). HealthSouth and Horizon represent and warrant that they have not previously assigned, pledged or encumbered the Assigned Claims. ICC and HRP understand that IHS may have no interest in the Assigned Claims. HealthSouth and Horizon agree to pay (or cause to be paid) Horizon's pro rata share of all costs and expenses (including attorneys' fees) incurred with respect to the Assigned Claims through the date hereof (the amount due through November 30, 1997 being $61,860.93) and ICC shall be liable for all such costs and expenses incurred subsequent to the date hereof. Each of HealthSouth, Horizon and IHS shall, to the extent reasonably requested by ICC, cooperate with ICC in the prosecution and defense of the Assigned Claims and shall take such actions and execute such documents and agreements as ICC may reasonably require in connection with the Assigned Claims, including, without limitation, making personnel available and providing access to books and records. If HealthSouth, Horizon or IHS believe any request by ICC is unreasonable, they shall give prompt written notice thereof to ICC. The parties shall endeavor to resolve such issue in good faith. If they cannot reach resolution within 30 days after notice of dispute is given to ICC, any party may submit the matter to arbitration, each party


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                                       -9-

hereby agreeing to submit to the jurisdiction of any tribunal hearing issues relating to the Assigned Claims. Failure of IHS or its Affiliated Persons so to cooperate and the continuance thereof for 10 days after notice thereof shall constitute an Event of Default under the Transaction Documents.

         17. Term Extensions. The Fixed Term and maturity date of each of the Transaction Documents, other than those with respect to the Facility located in Louisiana, is hereby extended to January 1, 2006.

         18. Licensing Deadline. IHS and the Acquisition Subsidiaries shall use best efforts to cause the Licensure Date with respect to all Massachusetts Facilities to occur on or before the Licensing Deadline. If the Licensure Date shall not occur with respect to any Facility prior to the Licensing Deadline and provided IHS shall given written notice thereof to HRP prior to the Licensing Deadline, IHS shall be automatically released with respect to the obligations arising under any Transaction Document with respect to the affected Facility. In the event IHS shall fail to give such notice, HRP shall provide IHS with a notice inquiring as to the status of such licenses. If IHS shall advise HRP in writing within ten (10) Business Days after receipt of such notice that the Licensure Date has not occurred with respect to any Facility, IHS shall be automatically released with respect to obligations arising under any Transaction Document with respect to the affected Facility.

         19. Notices. (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.


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                                      -10-


         (c)  All such notices shall be addressed,

         if to HRP to:

                  Health and Retirement Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02158
                  Attn:  Mr. David J. Hegarty
                  [Telecopier No. (617) 332-2261]

         with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Attn:  Jennifer B. Clark, Esq.
                  [Telecopier No. (617) 338-2880]

         if to IHS and/or the Acquisition Subsidiaries:

                  Integrated Health Services, Inc.
                  10065 Red Run Boulevard
                  Owing Mills, MD  21117
                  Attn:  Ms. Eleanor Harding
                  [Telecopier No. (410) 998-8716]

         (d) By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         20. Successors and Assigns. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations and the Transaction Documents; and all representations, warranties, covenants and agreements by or on behalf of IHS and/or the Acquisition Subsidiaries which are contained in this Agreement shall inure to the benefit of HRP's successors and assigns, including without limitation, such holders, whether so expressed or not.

         21. Applicable Law. Except as to matters regarding the internal affairs of HRP and issues of or limitations on any personal liability of the shareholders and trustees of HRP for obligations of HRP, as to which the laws of the State of Maryland shall govern, this Agreement shall be interpreted, construed,


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                                      -11-

applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or
(iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (vii) any combination of the foregoing.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as may be provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         22. Modification of Agreement. No modification or waiver of any provision of this Agreement, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given. No notice to or demand on the IHS and/or the Acquisition Subsidiaries in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

         23. Waiver of Rights by HRP. Neither any failure nor any delay on HRP's part in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. Nothing contained herein shall be deemed to waive HRP's right to give or withhold its consent in any subsequent transaction.

         24. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

         25. Entire Contract. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

         26. Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         27. Remedies Cumulative. No remedy herein conferred upon HRP is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         28. NON-LIABILITY OF TRUSTEES. THE DECLARATION OF TRUST OF HRP PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         29. Payment of Fees. IHS shall pay all attorney fees incident to the preparation, negotiation and implementation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date above first written.

                                     INTEGRATED HEALTH SERVICES, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 108, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 112, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 113, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 135, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 148, INC.


                                     By: /s/
                                        Its Executive Vice President

                                     IHS ACQUISITION NO. 152, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 153, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 154, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 155, INC.


                                     By: /s/
                                        Its Executive Vice President


                                     IHS ACQUISITION NO. 175, INC.


                                     By: /s/
                                        Its Executive Vice President


HEALTHSOUTH CORPORATION


By: /s/
   Its (Vice) President


HORIZON HEALTHCARE CORPORATION


By: /s/
   Its (Vice) President

                                     HEALTH AND RETIREMENT PROPERTIES
                                     TRUST


                                     By: /s/ David J. Hegarty
                                        Its President


                                     INDEMNITY COLLECTION CORPORATION


                                     By: /s/ David J. Hegarty
                                        Its (Vice) President

                                    EXHIBIT A

                        List of Documents and Agreements



1. Promissory Note dated February 11, 1994 in the original principal amount of $5,100,000.

2. Mortgage and Security Agreement, dated November 29, 1993, with respect to Howell, Michigan.

3. Assignment of Leases and Rents, dated February 11, 1994, with respect to Howell, Michigan.

4. Promissory Note, dated February 11, 1994, in the original principal amount of $4,300,000.

5. Mortgage and Security Agreement, dated November 29, 1993, with respect to Farmington, Michigan.

6. Assignment of Leases and Rents, dated February 11, 1994, with respect to Farmington, Michigan.

7.       Leases,  dated February 11, 1994, with respect to properties located in
         Hyannis,  North  Andover,  Middleboro  and  Worcester,   Massachusetts,
         Cannonsburg, PA and Boston, MA.

8. Guarantees of Leases to Connecticut Subacute Corporation II, dated February 11, 1994.

9.       Purchase Option Agreement dated as of February 11, 1994.

10.      Master Lease Document General Terms and Conditions, dated as of May 15,
         1987.

11. Promissory Note, dated January 28, 1995, in the original principal amount of $19,500,000.

12. Mortgage and Security Agreement, dated January 28, 1995, with respect to Slidell, Louisiana.

13. Assignment of Leases and Rents, dated January 28, 1995, with respect to Slidell, Louisiana.

14.      UCC-1 Financing Statements with respect to the above.

                                    EXHIBIT B

                               ASSUMED OBLIGATIONS


Property                                         Obligors

Worcester, MA                                    IHS and
                                                 IHS Acquisition No. 155, Inc.

North Andover, MA                                IHS and
                                                 IHS Acquisition No. 148, Inc.

Boston, MA                                       IHS and
                                                 IHS Acquisition No. 152, Inc.

Hyannis, MA                                      IHS and
                                                 IHS Acquisition No. 153, Inc.

Middleboro, MA                                   IHS and
                                                 IHS Acquisition No. 154, Inc.

Cannonsburg, PA                                  IHS and
                                                 IHS Acquisition No. 135, Inc.
Farmington, MI                                   IHS Acquisition No. 112, Inc.

Howell, MI                                       IHS Acquisition No. 113, Inc.

Slidell, LA                                      IHS Acquisition No. 108, Inc.

Clifton House,*                                  IHS Acquisition No. 175, Inc.
New Haven, CT

Cheshire, CT*                                    IHS Acquisition No. 175, Inc.

Waterbury, CT*                                   IHS Acquisition No. 175, Inc.



*IHS to assume lease obligation pursuant to CSC Consent and will be only a guarantor of the Management Contracts.

                                    EXHIBIT C

                              CSC Consent Agreement

                              [See attached copy.]

                   CONSENT, GUARANTY AND ASSUMPTION AGREEMENT


         THIS CONSENT, GUARANTY AND ASSUMPTION AGREEMENT (this "Agreement") is entered into as of this 31st day of December 1997, by and among (i) INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS"), (ii) IHS ACQUISITION NO. 175, INC., a Delaware corporation ("Acquisition Subsidiary"), (iii) HEALTHSOUTH CORPORATION, a Delaware corporation ("HealthSouth"), (iv) HORIZON HEALTHCARE CORPORATION, a Delaware corporation ("Horizon"), and (v) CONNECTICUT SUBACUTE CORPORATION II, a Delaware corporation (together with its successors and assigns, "CSC").

                              W I T N E S S E T H:

         WHEREAS, pursuant to certain Management Agreements, dated February 1, 1994 (as amended from time to time, collectively, the "Management Agreements" and, together with any other documents or agreements executed in connection therewith or incidental thereto, the "Transaction Documents"), Horizon incurred certain obligations to and made certain undertakings and covenants for the benefit of CSC; and

         WHEREAS, HealthSouth has guaranteed the obligations of Horizon under the Transaction Documents; and

         WHEREAS, IHS and Acquisition Subsidiary wish to acquire the interest of Horizon under the Transaction Documents; and

         WHEREAS, the Transaction Documents require that Horizon, IHS and Acquisition Subsidiary obtain CSC's prior approval of such acquisition; and

         WHEREAS, CSC is willing to grant such approval on the condition that HealthSouth, Horizon, IHS and Acquisition Subsidiary enter into this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. (a) Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Transaction Documents.

         (b) "Guaranteed Obligations" shall mean the payment and performance of each and every obligation of Acquisition

Subsidiary to CSC, whether under the Transaction Documents, or otherwise, whether now existing or hereafter arising, and including, without limitation, the payment of the full amount of rent and other charges payable under the Leases and all working capital required to operate the Facilities.

         2. Representations and Covenants of IHS and Acquisition Subsidiary. IHS and Acquisition Subsidiary represent, warrant, covenant and agree that:

         (a) Each of IHS and Acquisition Subsidiary has duly and validly executed and delivered this Agreement; this Agreement constitutes the legal, valid and binding obligation of IHS and Acquisition Subsidiary, enforceable against IHS and Acquisition Subsidiary in accordance with its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all requisite action of IHS and Acquisition Subsidiary and such execution, delivery and performance by IHS and Acquisition Subsidiary will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of IHS and Acquisition Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which IHS and Acquisition Subsidiary may be a party or by which IHS and Acquisition Subsidiary or any of their property or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgement or decree of any court or any order or other public regulation of any governmental commission, bureau or administrative agency applicable to IHS or the Acquisition Subsidiary.

         (b) IHS and Acquisition Subsidiary shall promptly give notice to CSC of any event which might reasonably result in a material adverse change in the financial condition of either of them.

         (c) IHS and Acquisition Subsidiary shall do or cause to be done all things necessary to preserve and keep in full force and effect each of their respective corporate existence and shall not suffer or permit any change in control of, or transfer of interests in, IHS and Acquisition Subsidiary without the prior written consent of CSC, which consent may be given or withheld by CSC in CSC's sole discretion, for any reason or for no reason at all; provided, however, that (x) a change of control of IHS shall not be deemed to occur by reason of the election of directors of IHS unless more than a majority of the directors of IHS are changed in a period of twelve (12) consecutive months; (y) a transfer of interests in IHS shall not be deemed to occur by reason of public trading in IHS's securities unless fifty percent

(50%) or more of the direct or indirect ownership interests of IHS come under control of one or more Affiliated Persons or Entities or Persons or Entities acting in concert; and (z) no consent shall be required with respect to IHS if the successor or surviving person has a tangible net worth, determined in accordance with GAAP, equal to or greater than One Billion Dollars ($1,000,000,000).

         (d) IHS agrees, as principal obligor and not as guarantor only, to pay to CSC forthwith, upon demand, in immediately available Federal funds, all costs and expenses (including, without limitation, court costs and reasonable legal expenses) incurred or expended by CSC in connection with the enforcement of this Agreement from the time such amounts become due until payment at the maximum rate permitted by applicable law. The covenants and agreements of IHS set forth in this section shall survive the termination of this Agreement.

         3. Guarantee. IHS hereby unconditionally guarantees that the Guaranteed Obligations which are monetary obligations shall be paid in full when due and payable, whether upon demand, at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment pursuant to any Transaction Document, or otherwise, and that the Guaranteed Obligations which are performance obligations shall be fully performed at the times and in the manner such performance is required by the Transaction Documents. With respect to the Guaranteed Obligations which are monetary obligations, this guarantee is a guarantee of payment and not of collectibility and is absolute and in no way conditional or contingent. In case any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, IHS shall, within five (5) days after receipt of notice from CSC, pay or cause to be paid to CSC the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Transaction Documents) or perform or cause to be performed such obligations in accordance with the Transaction Documents.

         4. Set-Off. Regardless of the adequacy of any collateral or other means of obtaining payment of the Guaranteed Obligations, CSC may at any time and without notice to IHS and/or Acquisition Subsidiary set off the whole or any portion or portions of any or all sums held by CSC and/or credited by or due from CSC to IHS or any of its Affiliated Persons against amounts payable under this Agreement and/or the Transaction Documents.

         5. Unenforceability of Guaranteed Obligations, Etc. If Acquisition Subsidiary is for any reason under no legal obligation to discharge any of the Guaranteed Obligations, or if any other moneys included in the Guaranteed Obligations have become unrecoverable from Acquisition Subsidiary by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or of any Transaction Document or any limitation on the liability of Acquisition Subsidiary thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees contained in this Agreement shall nevertheless remain in full force and effect and shall be binding upon IHS to the same extent as if IHS at all times had been the principal joint and several debtor on all such Guaranteed Obligations.

         6. Additional Guarantees, Etc. IHS's undertakings pursuant to this Agreement shall be in addition to any other guarantee or other security for the Guaranteed Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof. In the event of any conflict between the provisions of this Agreement and the provisions of any Transaction Document, the provisions of this Agreement shall control.

         7. Consents and Waivers, Etc. IHS hereby acknowledges receipt of correct and complete copies of each of the Transaction Documents, and consents to all of the terms and provisions thereof (including, without limitation, Sections 6.3 and 9.10 thereof), as the same may be from time to time hereafter amended or changed in accordance therewith, and waives (a) presentment, demand for payment, and protest of nonpayment, of any principal of or interest on any of the Guaranteed Obligations, (b) notice of acceptance of this Agreement and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or Event of Default under any of the Guaranteed Obligations or the Transaction Documents, (d) notice of the terms, time and place of any private or public sale of collateral held as security for the Guaranteed Obligations, (e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against Acquisition Subsidiary or any other guarantor of the Guaranteed Obligations, under or pursuant to the Transaction Documents, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) to the extent IHS lawfully may do so, any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to this Agreement, or any of the Transaction Documents or the Guaranteed Obligations.

         8. No Impairment, Etc. The obligations, covenants, agreements and duties of IHS under this Agreement shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to IHS, or any waiver by CSC or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by Acquisition Subsidiary or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Transaction Documents or any indulgence in or the extension of the time for payment by Acquisition Subsidiary or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Transaction Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by Acquisition Subsidiary or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof, or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Acquisition Subsidiary or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other disposition of all or substantially all the assets of Acquisition Subsidiary or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting Acquisition Subsidiary or any other guarantor or any assets of Acquisition Subsidiary or any such other guarantor, or the release or discharge of Acquisition Subsidiary or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law, or any other cause, whether similar or dissimilar to the foregoing.

         9. Reimbursement, Subrogation, Etc. IHS hereby covenants and agrees that IHS will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against Acquisition Subsidiary or any other person with respect to the Guaranteed Obligations prior to the payment in full of all amounts owing under the Transaction Documents, and until all indebtedness of Acquisition Subsidiary to CSC shall have been paid in full, IHS shall have no right of subrogation, and IHS waives any defense it may have based upon any election of remedies by CSC which destroys IHS's subrogation rights or IHS's rights to proceed against Acquisition Subsidiary for reimbursement, including, without limitation, any loss of rights IHS may suffer by reason of any rights, powers or remedies of Acquisition Subsidiary in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to CSC. Until all obligations of Acquisition Subsidiary pursuant to the Transaction Documents shall have been paid and satisfied in full, IHS further waives any right to enforce any remedy which CSC now has or may in the future have against Acquisition Subsidiary, any other guarantor or any other person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by CSC.

         10. Defaults. IHS and Acquisition Subsidiary acknowledge and agree that any default under this Agreement shall be an Event of Default under the Transaction Documents and that any Event of Default under any Transaction Document shall constitute and Event of Default under this Agreement and under every other Transaction Document.

         11. Extension of Term. To induce CSC to enter into this Agreement, IHS and Acquisition Subsidiary hereby agree that the term of the Management Agreements is hereby extended to January 1, 2006. The parties acknowledge that the Leases will be and hereby are extended through such period.

         12. Assumption; Acknowledgment of Certain Liabilities. Acquisition Subsidiary hereby assumes all obligations and liabilities of Horizon under the Transaction Documents. Without limiting the generality of the foregoing or of
Section 3.3 of the Management Agreements, Acquisition Subsidiary acknowledges that it is liable for, and shall indemnify and hold harmless CSC and HRP from and against all fines and penalties assessed in connection with the operation of the Facilities. IHS hereby assumes all obligations of CSC arising under the Leases with HRP and IHS and CSC acknowledge and agree that, from and after the date hereof, they shall be jointly and severally liable under such Leases.

         13. Consent and Release. In reliance on the undertakings set forth in this Agreement, CSC hereby consents to the transfer of Horizon's rights under the Transaction Documents to Acquisition Subsidiary. CSC hereby releases HealthSouth and Horizon from all obligations which accrue under the Transaction Documents on or after the date hereof.

         14. B&G Note. As an inducement to the directors and shareholders of CSC to cause CSC to enter into this Agreement, IHS and HealthSouth hereby agree that each is or has been a holder of that certain Promissory Note, made December 10, 1993, made by B&G Partners Limited Partnership to the order of Greenery Rehabilitation Group, Inc.

         15. Management Fees. The parties represent and warrant that, as of the date hereof, all management fees due and payable under the Transaction Documents have been paid in full and there is no accrual of any such fees.

         16. Notices. (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

         (c)  All such notices shall be addressed,

         if to CSC to:

                  Connecticut Subacute Corporation II
                  400 Centre Street
                  Newton, Massachusetts  02158
                  Attn:  Mr. Gerard M. Martin
                  [Telecopier No. (617) 928-1305]

         with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Attn:  Jennifer B. Clark, Esq.
                  [Telecopier No. (617) 338-2880]

         if to IHS or Acquisition Subsidiary:

                  Integrated Health Services, Inc.
                  10065 Red Run Boulevard
                  Owing Mills, MD  21117
                  Attn:  Ms. Eleanor Harding
                  [Telecopier No. (410) 998-8716]

         (d) By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         17. Successors and Assigns. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Transaction Documents; and all representations, warranties, covenants and agreements by or on behalf of IHS and/or Acquisition Subsidiary which are contained in this Agreement shall inure to the benefit of CSC's successors and assigns, including without limitation, such holders, whether so expressed or not.

         18. Applicable Law. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or
(iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (vii) any combination of the foregoing.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as may be provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         19. Modification of Agreement. No modification or waiver of any provision of this Agreement, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given. No notice to or demand on IHS or Acquisition Subsidiary in any case shall entitle such party to


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                                       -9-

any  other  or  further  notice  or  demand  in  the  same,   similar  or  other
circumstances.

         20. Waiver of Rights by CSC. Neither any failure nor any delay on CSC's part in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. Nothing contained herein shall be deemed to waive CSC's right to give or withhold its consent in any subsequent transaction.

         21. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

         22. Entire Contract. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

         23. Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         24. Remedies Cumulative. No remedy herein conferred upon CSC is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         25. Limitation of Liability. By execution hereof, IHS and Acquisition Subsidiary expressly acknowledge and agree that the liability of CSC hereunder and under the Transaction Documents shall be limited to the operating assets and working capital of CSC arising from the operations of the Leased Property and IHS and Acquisition Subsidiary shall have no recourse to (x) any shareholder, officer or director of CSC, or any officer or trustee thereof, or (y) any other assets of CSC.



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                                      -10-

         26. Payment of Fees. IHS shall pay all attorney fees incident to the preparation, negotiation and implementation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date above first written.

                                          INTEGRATED HEALTH SERVICES, INC.


                                          By: /s/
                                             Its Executive Vice President


                                          IHS ACQUISITION NO. 175, INC.


                                          By: /s/
                                             Its Executive Vice President


                                          HEALTHSOUTH CORPORATION


                                          By: /s/
                                             Its (Vice) President


                                          HORIZON HEALTHCARE CORPORATION


                                          By: /s/
                                             Its (Vice) President


                                          CONNECTICUT SUBACUTE CORPORATION II


                                          By: /s/
                                             Its (Vice) President

ACKNOWLEDGED AND AGREED:

HEALTH AND RETIREMENT PROPERTIES TRUST


By: /s/ David J. Hegarty
         Its President